UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 19, 2007

FNB United Corp.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-13823	56-1456589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street,	Asheboro, North Carolina	27203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (336) 626-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment	of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) David E. Cline, a director of FNB United Corp. and its wholly owned subsidiary, First National Bank and Trust Company, notified FNB United that he does not wish to stand for election to the board of directors of FNB United at the upcoming annual meeting in May 2007 and will serve out his terms on the FNB United and First National boards of directors, which terms will expire at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FNB UNITED CORP.

Date: March 22, 2007	By:	/s/ Jerry A. Little
Jerry A. Little Treasurer and Secretary (Principal Financial and Accounting Officer)